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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 12, 1997


                  AMERICAN CRAFT BREWING INTERNATIONAL LIMITED
       (Exact Name of Registration business as Specified in Its Charter)

           Bermuda                                     72-1323940
(Jurisdiction of incorporation)          (I.R.S. Employer Identification Number)

          ONE GALLERIA BOULEVARD, SUITE 1714, METAIRIE, LOUISIANA 70001 (Address, including zip code, of Principal Executive Offices)



                                 (504) 849-2739
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

               On February 12, 1997, the Board of Directors of American Craft Brewing International Limited, a Bermuda company (the "Company"), approved the Company's entering into an Employment and Non-Competition Agreement, attached hereto as Exhibit 10.1, with Peter W. H. Bordeaux in which Mr. Bordeaux agreed to become the full-time President and Chief Executive Officer of the Company.
Exhibit 10.1 is incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            AMERICAN CRAFT BREWING
                                            INTERNATIONAL LIMITED



Date February 13, 1997                      By  /s/James L. Ake
                                              --------------------
                                              Executive Vice President

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                                  EXHIBIT INDEX

10.1 Employment and Non-Competition Agreement, dated February 12, 1997, between Peter W. H. Bordeaux and the Company.

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